Trade and other receivables	6 Months Ended
Jun. 30, 2025
Trade and other receivables
Trade and other receivables

11Trade and other receivables

	June 30,	December 31,
	2025	2024
	£ 000	£ 000
R&D tax relief receivable	5,896	8,686
Government grants and VAT receivable	4,005	4,349
Prepayments	8,013	4,576
Other receivables	499	634
Amounts due from related party	—	52
	18,413	18,297

R&D tax relief receivable recognises £5,896 thousand under the ERIS scheme (December 31, 2024: £nil); and £nil for R&D tax relief claimed under the RDEC scheme (December 31, 2024: £8,686 thousand).

Expected credit losses were not significant in 2025 or 2024. For more information on the Group’s exposure to credit and market risks, including impairments and allowances for credit losses, relating to trade and other receivables please refer to the Group’s annual financial statements for the year ended December 31, 2024.